UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2026

Public Storage

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	93-2834996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2811 Internet Boulevard, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

(469) 649-9486

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
6.000% Cum Pref Shares, Series T, par value $0.01 per share	PSAPrT	New York Stock Exchange
6.000% Cum Pref Shares, Series U, par value $0.01 per share	PSAPrU	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange
Guarantee of 3.500% Senior Notes due 2034 issued by Public Storage Operating Company	PSA/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 22, 2026 (the “Closing Date”), Public Storage, a Maryland real estate investment trust (“Public Storage”), announced the completion of its previously announced acquisition of National Storage Affiliates Trust, a Maryland real estate investment trust (“NSA”), pursuant to that certain Agreement and Plan of Merger, dated as of March 16, 2026 (the “Merger Agreement”), by and among NSA, NSA OP, LP, a Delaware limited partnership (“NSA OP”), Public Storage, Public Storage OP, L.P., a Delaware limited partnership (“PSA OP”), Pelican Merger Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Public Storage (“Merger Sub I”), and Pelican Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of PSA OP (“Merger Sub II”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

In connection with the completion of the transactions contemplated by the Merger Agreement: (i) NSA OP consummated the Dropdown JV Contribution pursuant to the Dropdown JV Contribution Agreement, (ii) following the consummation of the Dropdown JV Contribution, NSA merged with and into Merger Sub I, with Merger Sub I continuing as the surviving company (the “Company Merger”), (iii) following the consummation of the Company Merger, the Dropdown JV Financing was consummated as contemplated therein, (iv) following the consummation of the transactions described in (i), (ii) and (iii) above, the redemption of Class A OP Units of NSA OP (the “NSA OP Units”) pursuant to the Special Redemption was consummated immediately prior to the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), and (v) Merger Sub II merged with and into NSA OP, with NSA OP continuing as the surviving limited partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).

Item 1.01	Entry into a Material Definitive Agreement.

On July 21, 2026, PSA OP entered into an amendment (the “PSA OP Agreement Amendment”) to its Amended and Restated Agreement of Limited Partnership to designate the terms of the 6.000% Series T Cumulative Redeemable Preferred Units of PSA OP (the “PSA OP Series T Preferred Units”) and the 6.000% Series U Cumulative Redeemable Preferred Units of PSA OP (the “PSA OP Series U Preferred Units”) that were issued to Public Storage in connection with the issuance by Public Storage of Public Storage Series T Preferred Shares and Public Storage Series U Preferred Shares. The PSA OP Series T Preferred Units and the PSA OP Series U Preferred Units, which pursuant to the Partnership Merger were issued at the Partnership Merger Effective Time upon conversion of NSA OP’s 6.000% Series A Cumulative Redeemable Preferred Units (“NSA OP Series A Preferred Units”) and NSA OP’s Series B Cumulative Redeemable Preferred Units (“NSA OP Series B Preferred Units”), have rights, preferences, privileges and voting powers that are materially unchanged from those of the NSA OP Series A Preferred Units and NSA OP Series B Preferred Units. The PSA OP Agreement Amendment also designates the terms of the 6.000% Series T-1 Cumulative Redeemable Preferred Units of PSA OP (the “PSA OP Series T-1 Preferred Units” and, together with the PSA OP Series T Preferred Units and the PSA OP Series U Preferred Units, the “PSA OP Preferred Units”) that were issued to holders of NSA OP’s 6.000% Series A-1 Cumulative Redeemable Preferred Units (“NSA OP Series A-1 Preferred Units” and, together with the NSA OP Series A Preferred Units and the NSA OP Series B Preferred Units, the “NSA OP Preferred Units”) in the Partnership Merger. The rights, preferences, privileges and voting powers of the PSA OP Series T-1 Preferred Units are materially unchanged from those of the NSA OP Series A-1 Preferred Units.

The foregoing description of the PSA OP Agreement Amendment does not purport to be complete and is qualified in its entirety by the full text of the PSA OP Agreement Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, at the effective time of the Company Merger (the “Company Merger Effective Time”), (i) each common share of beneficial interest, par value $0.01 per share, of NSA (each, an “NSA Common Share”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive 0.1400 (the “Exchange Ratio”) newly issued common shares of beneficial interest, par value $0.10 per share, of Public Storage (“Public Storage Common Shares”) and cash in lieu of fractional shares, (ii) each 6.000% Series A cumulative redeemable preferred share of beneficial interest, par value $0.01 per share, of NSA (each, an “NSA Series A Preferred Share”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive one newly issued 6.000% Cumulative Preferred Share, Series T, par value $0.01 per share, of Public Storage (each, a “Public Storage Series T Preferred Share”), having rights, preferences, privileges and voting powers that are materially unchanged from those of the NSA Series A Preferred Shares, (iii) each 6.000% Series B cumulative redeemable preferred share of beneficial interest, par value $0.01 per share, of NSA (each, an “NSA Series B Preferred Share”) issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive one newly issued 6.000% Cumulative Preferred Share, Series U, par value $0.01 per share, of Public Storage (each, a “Public Storage Series U Preferred Share”), having rights, preferences, privileges and voting powers that are materially unchanged from those of the NSA Series B Preferred Shares, (iv) subject to the Special Redemption (as described below), each NSA OP Unit issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into a number of newly issued common units in PSA OP (“Public Storage OP Units”) equal to the Exchange Ratio, and (v) each NSA OP Preferred Unit issued and outstanding as of immediately prior to the Partnership Merger Effective Time was converted into the right to receive one unit of a corresponding class or series of newly issued PSA OP Preferred Unit having rights, preferences, privileges and voting powers that are materially unchanged from those of the corresponding class or series of NSA OP Preferred Units.

Pursuant to the terms and conditions of the Merger Agreement, each restricted share award of NSA (“NSA Restricted Share Award”) that remained outstanding and unvested immediately prior to the Company Merger Effective Time vested in full immediately prior to such effective time. The NSA Common Shares underlying such NSA Restricted Share Award were thereafter treated as issued and outstanding NSA Common Shares for purposes of the Merger Agreement and holders of such NSA Common Shares became entitled to receive the same merger consideration as holders of other outstanding NSA Common Shares.

Pursuant to the terms and conditions of the Merger Agreement, each performance-vesting LTIP unit of NSA OP (“NSA OP LTIP Unit”) granted in 2026 that was outstanding immediately prior to the Partnership Merger Effective Time was cancelled at the Partnership Merger Effective Time for no consideration. Each other NSA OP LTIP Unit that was outstanding and unvested immediately prior to the Partnership Merger Effective Time vested in full, and all restrictions thereon automatically lapsed, as of immediately prior to the Partnership Merger Effective Time, with any performance-based vesting conditions treated as assuming attainment of the target level of performance, and immediately following such vesting and effective as of the Partnership Merger Effective Time, NSA, as general partner of NSA OP, exercised its right to convert all such NSA OP LTIP Units then eligible for conversion into an equal number of NSA OP Units in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of NSA OP, dated as of May 30, 2024, as amended (the “NSA OP Agreement”), and the NSA OP Units issued in respect thereof were treated as NSA OP Units for purposes of the Merger Agreement and received the same form and amount of consideration as other NSA OP Units in the Partnership Merger.

Promptly following the Partnership Merger Effective Time on the Closing Date, NSA OP paid each holder of NSA OP LTIP Units, other than performance-vesting NSA OP LTIP Units granted in 2026, an amount equal to all accrued and unpaid cash distributions with respect to such NSA OP LTIP Units up to and including the Partnership Merger Effective Time, without interest, in accordance with the terms of the applicable award agreements governing such NSA OP LTIP Units and the NSA OP Agreement.

In connection with the transactions contemplated by the Merger Agreement, each outstanding award of time-based NSA OP LTIP Units granted in 2026 was converted on a one-for-one basis into an NSA Restricted Share Award covering an equal number of NSA Common Shares. Consistent with the treatment of other NSA Restricted Share Awards under the Merger Agreement as described above, the converted awards vested in full immediately prior to the Company Merger Effective Time and were thereafter converted into the right to receive Public Storage Common Shares pursuant to the terms of the Merger Agreement applicable to NSA Common Shares. Accordingly, holders of such awards received Public Storage Common Shares in respect of such awards. Absent this conversion into NSA Restricted Share Awards, under the terms of the Merger Agreement, all outstanding time-based NSA OP LTIP Units granted in 2026 would have fully vested immediately prior to the Partnership Merger Effective Time and would have converted into Public Storage OP Units.

On the Closing Date, as a result of the Mergers, Public Storage issued approximately (i) 11,200,000 Public Storage Common Shares to former holders of NSA Common Shares and NSA’s outstanding equity awards, (ii) 9,569,557 Public Storage Series T Preferred Shares to former holders of NSA Series A Preferred Shares, and (iii) 5,668,128 Public Storage Series U Preferred Shares to former holders of NSA Series B Preferred Shares.

On the Closing Date, in connection with the consummation of the Mergers, pursuant to the terms and conditions of the Merger Agreement, a subsidiary of Public Storage entered into a joint venture (the “Dropdown JV”) with certain holders of NSA OP Units as of immediately prior to the Special Redemption. The Dropdown JV holds 313 real estate assets contributed by NSA OP prior to the consummation of the Company Merger, valued at approximately $3.2 billion. Immediately following the consummation of the Company Merger, pursuant to the Dropdown JV Financing, the Dropdown JV incurred approximately $2.2 billion of indebtedness, consisting of approximately $2.0 billion in secured mortgage financing from Goldman Sachs Bank USA and Wells Fargo Bank, National Association (the “Mortgage Loan”) and approximately $237 million in mezzanine financing from a subsidiary of Public Storage (the “Mezzanine Loan”). The Mortgage Loan matures in August 2027 unless extended in accordance with its terms and contains customary representations and warranties, covenants, recourse carveouts and events of default. The Mezzanine Loan matures on the date which is five business days following the maturity of the Mortgage Loan or the initial refinancing thereof and is supported by a pledge of the equity interests of the parent of the Mortgage Loan borrowers. Pursuant to the Special Redemption, which was consummated in accordance with the NSA OP Agreement and the Merger Agreement, certain electing holders of NSA OP Units (each, a “Dropdown JV Investor”) redeemed NSA OP Units in exchange for units in a Delaware limited liability company (the “Aggregator”) that holds an 80% equity interest in the Dropdown JV. An aggregate of 19,193,490 NSA OP Units held by electing limited partners in NSA OP were redeemed pursuant to the Special Redemption. Following the consummation of the transactions contemplated by the Merger Agreement, 80% of the common equity of the Dropdown JV was held by the Aggregator and 20% of the common equity of the Dropdown JV was held by a subsidiary of Public Storage. For each NSA OP Unit contributed by a Dropdown JV Investor, such investor received one unit in the Dropdown JV, held indirectly through an interest in the Aggregator.

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to Public Storage’s Current Report on Form 8-K on March 17, 2026, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with entry into the Mortgage Loan, a subsidiary of Public Storage provided a customary limited non-recourse carveout guaranty (the “Limited Guaranty”) in respect of certain obligations under the Mortgage Loan. Under the terms of the Limited Guaranty, the guarantor guaranteed certain specified losses arising from customary non-recourse carve-out events, including, among other things, intentional or grossly negligent waste, fraud or intentional material misrepresentation, willful misconduct and misappropriation of funds. In addition, the Limited Guaranty provides for springing recourse liability upon the occurrence of certain customary events, including specified voluntary bankruptcy or insolvency actions, certain prohibited changes of control and other customary recourse carve-out events.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note, Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, as a result of the Partnership Merger, Public Storage issued approximately (i) 4,100,000 Public Storage OP Units to former holders of NSA OP Units and (ii) 660,371 Public Storage Series T-1 Preferred Units to former holders of NSA OP’s Series A-1 Preferred Units.

The Public Storage OP Units and the PSA OP Preferred Units issued in connection with the Partnership Merger are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption provided in Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The terms of the Public Storage Series T Preferred Shares and the Public Storage Series U Preferred Shares are set forth in the Articles Supplementary to Public Storage’s Amended and Restated Declaration of Trust, as amended, that are filed as Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Under Public Storage’s Amended and Restated Declaration of Trust, Public Storage’s Board of Trustees is authorized without further shareholder action to provide for the issuance of up to 100,000,000 preferred shares of beneficial interest. As described above, on July 21, 2026, Public Storage filed with the Maryland State Department of Assessments and Taxation, Articles Supplementary designating 10,229,928 of Public Storage’s preferred shares of beneficial interest as “6.000% Cumulative Preferred Shares, Series T” and 5,668,128 of Public Storage’s preferred shares of beneficial interest as “6.000% Cumulative Preferred Shares, Series U.”

Item 7.01	Regulation FD Disclosure.

On July 22, 2026, Public Storage issued a press release announcing the completion of the Mergers. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing information in this Item 7.01, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of Public Storage’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 16, 2026, by and among National Storage Affiliates Trust, NSA OP, LP, Public Storage, Public Storage OP, L.P., Pelican Merger Sub I, LLC and Pelican Merger Sub II, LLC, filed as Exhibit 2.1 to the Company’s Current Report on 8-K dated March 17, 2026.*

3.1	Articles Supplementary for the 6.000% Cumulative Preferred Shares, Series T, filed as Exhibit 3.3 to the Company’s Form 8-A dated July 21, 2026.

3.2	Articles Supplementary for the 6.000% Cumulative Preferred Shares, Series U, filed as Exhibit 3.4 to the Company’s Form 8-A dated July 21, 2026.

10.1	First Amendment to Exhibit J to the Amended and Restated Agreement of Limited Partnership of Public Storage OP, L.P.

99.1	Press Release, dated July 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. Parent agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that Parent may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Chief Legal Officer and Corporate Secretary

Date: July 22, 2026